

The LGL Group, Inc.

(AMEX: LGL)

Q2 2012 Earnings Report

August 9, 2012 – 11:00 a.m. ET

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$32 million	TTM annual revenue June 30, 2012
Global revenue	50% overseas
$5.60	Stock price 8/3/2012
$9.89	52-week high
$14.6 million	market capitalization
$7.9 million	available cash June 30, 2012
$2.1 billion	total annual worldwide market

LGL GROUP

Investment Highlights

LGL's MtronPTI brand serves high end essential applications in diverse markets including Internet Communications Technology (ICT), Mil / Aero, and Instrumentation

Balanced Demand	• **High growth, ICT infrastructure** driven by video, smart phones and tablet internet access • **Long production life Mil / Aero and Instrumentation** applications driven by macro economics, not consumers
High Value IP	• **History of crystal technology firsts** – the foundation of precision timing technology • **Extensive high frequency filter design experience** – RF and Microwave
Enabling Efficiencies	• **Multiple US sites** share common practices, proof engineering processes and pilot production runs • **India manufacturing** provides low cost, even for high performance product
Strong Margins	• **Margin protection** – high performance / high value / high rel / harsh environment application targets • **Experienced / proven supplier management and internal processes** drive lower cost structure
Growth Opportunities	• Long standing relationships with **industry leaders** (across all markets) • **Well positioned to gain share** from shifts to high precision **packet-based timing** and **tunable filters**

Q2 2012 Results

$7.6M revenues
(21%) down compared to Q2 2011,
but sequentially ***up 5.7%*** *compared to Q1 2012*

26.5% gross margin
(5.3) percentage point change compared to Q2 2011
but sequentially ***up 4.2 percentage points*** *compared to Q1 2012*

($0.08) loss per share; $0.15 better than Q1 2012

New orders soft for ICT segment; **some improvement** within the MISA segments

$9.5M backlog at end of Q2 2012, 7% increase compared to Q1 2012

Held all major clients… ***Increased*** *position at some*
Engineering backlog remains active

Some scheduling pull-ins for Mil/Aero/Instrumentation

Business Cycle Factors

Overall weak macroeconomic climate
- major clients and prospects sit on the sidelines
- delay microelectronics expense

Newer technologies (ex. 4G) taking longer to coalesce
- further delaying orders

Key competitors impacted as well
- believe we've held share; gained in some

Analysts suggest semiconductor recovery second half of 2012
Positioned well to benefit from this anticipated pick-up
Strong operating leverage

PCMag.com, April 30, 2012

> **MORE GROWTH FORECAST for 2012**
>
> "The current semiconductor cycle, which started mid-2011, will bottom out in the second quarter of 2012 and fab utilization rates will pick up and accelerate in the second half of this year," IDC analyst Mali Venkatesan said. "Overall, IDC expects 2012 semiconductor revenue growth to be in the 6 to 7 percent range."

Focused investments: IEEE 1588 / SyncE

$98M TAM$_{2012}$, growing at 18% CAGR to $162M$_{2015}$

Source: company projection, Heavy Reading's Ethernet Backhaul Quarterly Tracker Service, October 2011

Incoming engineering requests focused on high stability OCXO



TCXO
VCXO
Module

Near term oscillator bookings 4G / LTE support: Sync E, IEEE1588



Military
Avionics
GPS
Timing Module
Aerospace
Instrumentation

Focused investments: tunable filter for SDR demand

\$30M TAM$_{2012}$, growing at **10% CAGR** to **\$44M$_{2016}$**

Source: company projection,


2012: tunable projects start
Cavity
Crystal
LC
Near term filter bookings
tunable growing rapidly
Cavity
Crystal
LC

Quarterly Income Trend


Quarterly Income Statement Trends
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
19.5%
31.6%
34.1%
36.3%
37.6%
31.7%
32.6%
31.8%
28.0%
27.9%
22.3%
26.5%
$7.3
$9.2
$10.7
$12.5
$12.4
$9.0
$9.7
$9.6
$7.4
$7.2
$7.6
-8.2%
6.3%
13.0%
20.6%
18.9%
11.2%
6.4%
7.9%
3.5%
-3.0%
-9.2%
-1.2%
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q4 2011
Q1 2012
Q2 2012
Revenue
Gross Margin
EBITDA Margin

Capital Position as of June 30, 2012

Total Assets	$ 31.4M
Net Working Capital	16.9M
Cash Adjusted Working Capital	8.1M
Cash and Cash Equivalents	11.9M
Total Debt	2.7M
Shareholder's Equity	24.9M

Well-positioned for growth

Capital position strong
moving forward to execute on both organic and JV/M&A strategies

Retained all major clients
despite decline in their overall orders

Key components in major clients' systems
very "sticky" with high switching costs

Added new major clients
great promise in 4G worldwide market


Order Backlog
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
+3%
+7%
$8.6
$8.9
$9.5
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

GAAP to Non-GAAP Reconciliation

Reconciliation of earnings before taxes (GAAP) to EBITDA (non-GAAP)

(000's except percentages)	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Revenue	$ 7,321	$ 9,201	$ 10,701	$ 12,535	$ 12,397	$ 11,023	$ 9,020	$ 9,646	$ 9,629	$ 7,387	$ 7,174	$ 7,582
Earnings (loss) before taxes (GAAP)	(958)	324	1,094	2,275	2,067	1,042	380	540	91	(444)	(859)	(326)
Add: interest expense (income)	103	118	105	112	71	16	12	29	41	27	27	28
Add: depreciation and amortization	255	142	189	192	202	174	187	190	208	199	169	204
EBITDA (Non-GAAP)	**$ (600)**	**$ 584**	**$ 1,388**	**$ 2,579**	**$ 2,340**	**$ 1,232**	**$ 579**	**$ 759**	**$ 340**	**$ (218)**	**$ (663)**	**$ (94)**
EBITDA as % of revenue	-8.2%	6.3%	13.0%	20.6%	18.9%	11.2%	6.4%	7.9%	3.5%	-3.0%	-9.2%	-1.2%

Computation of adjusted working capital

(000's)	6/30/2012
Accounts receivable, net	$ 4,390
Inventory, net	5,900
Less: accounts payable	(2,182)
Adjusted working capital	**$ 8,108**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Working through cycle toward growth

- ➖ Major clients reporting market softness
- ➖ Repeat orders from existing contracts sluggish
- ➕ Starting to see **modest improvement in backlog**
- ➕ **Solid working capital position**
- ➕ **Strong design backlog** for engineering
- ➕ Semiconductor industry predicting **growth in H2**

Working through cycle toward growth

Strong capital position

Experienced management team

JV/M&A opportunities





~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support





Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, Chief Accounting Officer
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000